Exhibit 10.14

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment to Executive Employment Agreement (this “Amendment”) is effective as of January 16, 2022 (the “Amendment Effective Date”), by and between Patrick McCusker (the “Executive”) and Fast Radius, Inc., a Delaware corporation (the “Company”). Each of Executive and the Company are a Party and, together, they are the Parties.

WHEREAS, the Parties are party to an Executive Employment Agreement, dated as of February 28, 2021 (the “Agreement”);

WHEREAS, the Parties wish to amend the Agreement as set forth in this Amendment; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Section 3(d) of the Agreement is hereby amended and restated in its entirety as follows:

“Executive will receive a one-time cash bonus amount equal to $70,000 to be paid within five (5) business days following the Amendment Effective Date. In the event of the first to occur of an Initial Public Offering (“IPO”) of the Company or the acquisition of the Company by a Special Purpose Acquisition Company (“SPAC”), Executive will receive a one-time cash bonus amount equal to $455,000 to be paid to Executive within thirty (30) days following the closing of the IPO or SPAC transaction.”

2. Other than the changes noted above, all other provisions of the Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Agreement.

3. On and after the date of this Amendment, each reference in the Agreement to the “Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

4. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Amendment Effective Date set forth above.

COMPANY:

By:	/s/ Lou Rassey
Name:	Lou Rassey
Title:	Chief Executive Officer

EXECUTIVE:

By:	/s/ Patrick McCusker
Name:	Patrick McCusker